SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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Date of Report: April 2, 2007

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Second Street, Suite #600, Fort Myers, Florida	33901
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(239) 337-3434

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On April 2, 2007, management of NeoMedia Technologies, Inc. (the “Company”) concluded that financial statements issued in the Company’s Forms 10-Q for the three month period ended March 31, 2006, the three and six month periods ended June 30, 2006, and the three and nine month periods ended September 30, 2006, should no longer be relied upon because of an error in such financial statements. In addition, financial statements of BSD Software, Inc. filed in the Company’s Form 8-K/A for the years ended July 31, 2005 and 2004, and for the three and six months ended January 31, 2006 and 2005, should not be relied upon.

The Company, in reviewing its accounting practices with respect to revenue recognition of its subsidiary NeoMedia Telecom Services, became aware that it incorrectly applied the principles of EITF 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent.” As a result, the Company had overstated its net sales and its cost of goods sold reflected in the consolidated statement of operations during the three month period ended March 31, 2006, the three and six month periods ended June 30, 2006, and the three and nine month periods ended September 30, 2006. The adjustment does not affect net income (loss) during any period. The adjustment does not affect the previously reported consolidated statement of cash flows or consolidated balance sheet.

The NeoMedia Telecom Services business was acquired on March 21, 2006 through the acquisition by the Company of BSD Software, Inc. Therefore, the adjustment does not affect any results reported by the Company during the years ended December 31, 2005 or 2004, or any interim periods during 2005 or 2004.

As a result, the Company has restated certain financial information that was previously reported in its quarterly reports on Form 10-Q for the three month periods ended March 31, 2006, June 30, 2006, and September 30, 2006.

The audit committee of the Company’s board of directors discussed the restatement with the Company’s independent accountants.

The Company intends to file amended Forms 10-Q for the three month period ended March 31, 2006, the three and six month periods ended June 30, 2006, and the three and nine month periods ended September 30, 2006 as soon as practicable hereafter. The Company also intends to file an amended Form 8-K with restated financial results for acquired subsidiary BSD Software, Inc., as soon as practicable hereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2007	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Charles W. Fritz
	Name:	Charles W. Fritz
	Its:	Acting Chief Executive Officer